UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 1, 2024

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its Charter)

PA	001-36388	23-2391852
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of Principal Executive Offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.00 par value	PFIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective July 1, 2024 (the “Closing Date”), Peoples Financial Services Corp., a Pennsylvania corporation (“Peoples”), completed its previously announced merger with FNCB Bancorp, Inc., a Pennsylvania corporation (“FNCB”), pursuant to the Agreement and Plan of Merger dated September 27, 2023 between Peoples and FNCB (the “Merger Agreement”).

Pursuant to the Merger Agreement, on the Closing Date, FNCB merged with and into Peoples, with Peoples continuing as the surviving corporation (the “Merger”), and immediately following the Merger, FNCB Bank, a Pennsylvania-chartered bank (“FNCB Bank”), merged with and into Peoples Security Bank and Trust Company, a Pennsylvania-chartered bank and trust company and a wholly owned subsidiary of Peoples (“Peoples Bank”), with Peoples Bank as the surviving bank.

On July 1, 2024, Peoples filed a Current Report on Form 8-K, reporting the completion of the Merger (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission solely to amend and supplement item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only and does not purport to represent the actual results that Peoples and FNCB would have achieved had the companies been combined during the periods presented, and is not intended to project any future results of operations for the combined company.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited consolidated financial statements of FNCB as of and for the years ended December 31, 2023, and 2022, including the independent auditor’s report, are filed herewith as Exhibit 99.1 and are incorporated by reference into this item 9.01(a). The unaudited consolidated financial statements of FNCB as of and for the three months ended March 31, 2024, are filed herewith as Exhibit 99.2 and are incorporated by reference into this item 9.01(a).

(b) Pro forma financial information

The unaudited pro forma condensed consolidated combined financial information as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023, is filed herewith as Exhibit 99.3 and is incorporated by reference into this item 9.01(b).

(d) Exhibits

Exhibit No.	Description
23.1*	Consent of Baker Tilly US, LLP, Independent Registered Public Accounting Firm for FNCB
99.1	Audited consolidated financial statements of FNCB as of and for the years ended December 31, 2023, and 2022 (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2023, filed by FNCB March 8, 2024. (File No. 001-38408))
99.2	Unaudited consolidated financial statements of FNCB as of and for the three months ended March 31, 2024 and 2023 (incorporated by reference to the Quarterly report on Form 10-Q for the quarterly period ended March 31, 2024, by FNCB filed on May 3, 2024 (File No. 001-38408))
99.3*	Unaudited Pro Forma Condensed Combined Consolidated Financial Information as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	By:	/s/ Craig W. Best
Craig W. Best Chief Executive Officer
(Principal Executive Officer)

Dated: September 16, 2024